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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

OWENS-ILLINOIS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9576 (Commission File Number)	22-2781933 (I.R.S. Employer Identification No.)
One SeaGate Toledo, Ohio 43666 (Address of Principal Executive Offices)

(419) 247-5000
(Registrant's telephone number, including area code)

ITEM 9.    REGULATION FD DISCLOSURE AND

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

        On April 22, 2003, Owens-Illinois, Inc. issued a press release setting forth its results of operations for the fiscal quarter ended March 31, 2003. A copy of Owens-Illinois, Inc.'s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2003	OWENS-ILLINOIS, INC. (registrant)
	By:	/s/ EDWARD C. WHITE Edward C. White Name: Edward C. White Its: Vice President and Controller

Exhibit Index

Exhibit 99.1	Press Release dated April 22, 2003 of Owens-Illinois, Inc.

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  ITEM 9. REGULATION FD DISCLOSURE AND
  ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
Exhibit Index